US$__________	Note No.
Issue Date: _________	Maturity Date: __________________

PROLUNG, INC.

EIGHT PERCENT (8%) CONVERTIBLE NOTE

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE 1933 ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND SUCH STATE STATUTES.

This Eight Percent (8%) Convertible Note (the “Note”) is a duly authorized issue of an Eight Percent (8%) Convertible Notes of ProLung, Inc., a Delaware corporation (the “Company”). This Note is issued in part pursuant to and in accordance with the exemption from securities registration afforded by Section 4(a)(2) of, and/or Regulation D promulgated under, the Securities Act of 1933, as amended (the “1933 Act”)

FOR VALUE RECEIVED, the Company promises to pay to __________________________or the permitted registered holder hereof (the “Holder”), the principal sum of US$____________ _____________), as adjustment for partial prepayments and similar events (the “Principal Amount”), plus accrued but unpaid interest on the Principal Amount. The Maturity Date of the Note is the earlier to occur of (a) second anniversary of the Issue Date first set forth above, which Issue Date shall correspond to the date (i) the initial Holder had paid the purchase price for the Note, and (ii) the Company had accepted the subscription of the initial Holder, and (b) the closing of any transaction in which substantially all of the business and assets of the Company have been acquired by another person, whether structured as an asset purchase, merger or secondary stock purchase, except to the extent that stockholders of the Company prior to such transaction own a majority of the outstanding capital stock of the acquiring person (or parent of the acquiring person) following such transaction.

Interest shall accrue from the Issue Date upon the Principal Amount at the rate of eight percent (8%) per annum based upon a 365-day year. The Principal Amount of, and accrued interest under, this Note is payable in U.S. dollars at the address last appearing on the Note Register of the Company as designated in writing by the Holder in the Holder’s subscription documents, as this may be updated from time to time.

At maturity of the Note, the Company will pay in full all principal and accrued but unpaid interest on the Note. All or any portion of this Note may be prepaid without penalty upon ten (10) days advanced written notice by the Company. Prepayments shall be applied first to accrued but unpaid interest and second to the Principal Amount. If the maturity date is due to closing of any transaction in which substantially all of the business and assets of the Company have been acquired by another person, whether structured as an asset purchase, merger or secondary stock purchase repayment will be under the Mandatory Conversion provisions mentioned below at 1(b).

1

The forwarding of a check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check.

This Note is subject to the following additional provisions:

1.        Conversion of Notes.

a.       Optional Conversion. The Holder of this Note is entitled, at its option, to convert all, but not less than all, of the Principal Amount into shares of common stock of the Company (an “Optional Conversion”) at a conversion price for each share of common stock equal to Six Dollars and Thirty Cents ($6.30) (as equitably adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations, the “Conversion Price”). In connection with an Optional Conversion, the notice of conversion in the form attached hereto as Exhibit A (the “Notice of Conversion”) completed and executed by the Holder evidencing such Holder’s intention to convert the Note must be given to the Company as provided below not less than thirty (30) days prior to the Maturity Date. A conversion pursuant to this Section 1.a shall be referred to as an “Optional Conversion.”

b.       Mandatory Conversion. If at any time prior to the Maturity Date, the Company completes an initial registered public offering (“IPO”) of its common stock, all unpaid Principal Amount and accrued but unpaid interest shall, without any action on the part of the Holder, automatically be converted into common stock of the Company at a conversion price for each share of common stock equal to the lower of (i) the Conversion Price, and (ii) 90% of the price at which shares are sold to the public in the IPO. A conversion pursuant to this Section 1.b shall be referred to as a “Mandatory Conversion.”

Conversion Mechanics. In connection with any Optional Conversion or Mandatory Conversion, the number of shares of common stock to be issued shall be determined by dividing (i) the sum of the Principal Amount of the Note plus accrued but unpaid interest, by (ii) the applicable conversion price. Conversion of this Note into shares of common stock in an Optional Conversion shall be affected by surrendering the Note to be converted to the Company, together with a Notice of Conversion. The effective date of any Optional Conversion hereunder shall be the date this Note and such Notice of Conversion are both received by the Company, whether by personal delivery, mail or express courier, in each case addressed to the Chief Executive Officer of the Company at the address of the Company. In connection with a Mandatory Conversion, the Note will be deemed to have been converted as of the closing of the IPO; provided however, the Company will not issue the shares issuable upon such conversion until the original Note has been surrendered to the Company.

Issuance of Shares; Fractional Shares. Upon conversion of the Note, the Company shall issue within the five (5) business days of the date the original Note (and the Notice of Conversion in connection with an Optional Conversion) has been surrendered to the Company (the “Deadline”), deliver to or upon the order of the Holder one or more certificates (the “Certificates”) representing that number of shares of shares of common stock into which the Note converted, as shall be determined in accordance herewith. No fractional shares or scrip representing fractions of shares of shares of common stock will be issued on conversion, but the number of shares of common stock issuable shall be rounded to the nearest whole share (with .5 or greater being rounded up and less than .5 rounded down). Except as permitted under Section 4(a)(1) under the 1933 Act, as a result of the application of Rule 144 promulgated thereunder (“Rule 144”), shares of common stock issued upon the conversion of this Note Payable shall be issued with the following, or a comparable, legend:

2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.       Waiver of Demand and Presentment. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

3.       Payment of Costs. If one or more of the “Events of Default” as described in Paragraph 4 shall occur, the Company agrees to pay all costs and expenses, including reasonable attorney’s fees, which may reasonably be incurred by the Holder in collecting amount due under, or enforcing any terms of, this Note.

4.       Events of Default. If more than one of the following described “Events of Default” shall occur:

(a) The Company shall default in the timely payment of principal or interest; or

(b) Any of the representations or warranties made by the Company herein, or in any certificate or financial or other document heretofore furnished by or on behalf of the Company in connection with the execution and delivery of this Note, shall be false or misleading any material respect at the time made; or

(c) The Company shall fail to perform or observe any other covenant, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

(d) The Company shall (i) admit in writing its inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iii) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

3

(g) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and if instituted against the Company, shall not be dismissed, stayed or bonded within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

Then, or at any time thereafter, and in each and in every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), the Holder may consider this Note immediately due or payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived, anything herein or in any Note or other instruments contained to the contrary notwithstanding, and the Holder may immediately demand without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

5.       Conversion Requirements. Notwithstanding anything to the contrary contained herein, and in addition to any other requirements reasonably requested by the Company to comply with state of federal securities laws, each Notice of Conversion shall contain representations to the effect that (i) the Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act, and (ii) the Conversion Shares are being acquired for the Holder’s own account and not as a nominee for any other party.

6.       Transfer Restrictions. The Holder may, subject to compliance with the registration requirements of the 1933 Act, or exemptions therefrom, transfer, assign, mortgage or encumber this Note, any interest herein or any part hereof in minimum amount of $25,000 or the entire outstanding balance to an “accredited investor” as defined in the 1933 Act that will be acquiring the Note or interest herein for its account for the purpose of investment and not with a view to or for sale in connection with any distribution hereof and, each assignee, transferee or mortgage (which may include any affiliate of the Holder) shall have the right to transfer or assign its interest subject to the same limitations. Each such assignee, transferee and mortgagee shall have all of the rights of the Holder under this Note. The Company may condition registrations of transfers on the receipt of (a) satisfactory evidence of compliance with the 1933 Act, and (b) a certificate from the assignee, transferee of mortgagee in a form acceptable to the Company that contains representations and warranties similar to those of the Holder contained in the Subscription Agreement and/or as required under Rule 144 under the 1933 Act, and IRS Form W-9 or an equivalent certification under penalty of perjury in compliance with the Internal Revenue Code of 1986, as amended from time to time.

7.       Covenants of the Company. The Company covenants that until all amounts due under this Note have been paid in full, by conversion or otherwise, unless the Holder or subsequent Holder waives compliance in writing, the Company shall:

(a) give prompt written notice to the Holder of any Event of Default;

(b) at all times reserve and keep available out of its authorized but unissued restricted common stock, for the purpose of effecting the conversion of this Note into shares of common stock, such number of its duly authorized shares of shares of common stock as shall from time to time be sufficient to effect the conversion of the Principal Amount of this Note into shares of common stock.

4

(c) Upon receipt by the Company of evidence from the Holder reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note,

(i)       in the case of loss, theft or destruction, upon provision of indemnity reasonably satisfactory to it and/or its transfer agent, or

(ii)       in the case of mutilation, upon surrender and cancellation of this Note, then the Company at its expense will execute and deliver to the Holder a new Note, dated the date of the lost, stolen, destroyed or mutilated Note, and evidencing the outstanding and unpaid principal amount of the lost, stolen, destroyed or mutilated Note.

8.       Partial Invalidity. In the case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that its enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected impaired thereby.

9.       Governing Law. This Note and all matters arising directly or indirectly here from shall be governed by and construed in accordance with the laws of the State of Utah as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Utah, without regard to its principles of conflicts of laws.

10.       Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address on the signature page below, and to Holder at the addresses set forth on the signature page to the Note Purchase Agreement to which the Holder is a party or at such other addresses as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

11.       Jurisdiction. The parties (a) hereby irrevocably and unconditionally submit to the sole and exclusive jurisdiction of the state and federal courts located in Salt Lake County in the State of Utah for the purpose of any suit, action or other proceeding arising out of or based upon this Note or the Note (“Covered Matters”), (b) agree not to commence any suit, action or other proceeding arising out of or based upon any Covered Matters except in the state courts or federal courts located in the State of Utah, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or the subject matter of any Covered Matter may not be enforced in or by such court.

5

12.       Registration Rights. If at any time after the effective date of the first registration statement (other than a Form S-8 registration statement) for a public offering of the Company’s securities under the 1933 Act, the Company receives a request from Holder (or the holder of another note issued in the same offering as the Note, with such notes, combined with this Note, being the “Offering Notes”) requesting that the Registrable Securities be registered for resale under the 1933 Act, the Company shall promptly provide notice to all holders of Registrable Securities and as soon as practicable and file, and cause to be effective for a period of not less than 180 days, a Form S-1 registration statement (or Form S-3 registration statement if available for the transaction) under the 1933 Act covering all Registrable Securities that holders of the Offering Notes request to be included in such registration (as specified by notice given by each such holder to the Company within 20 days of the date the Company gives notice to the holders of Registrable Securities of the proposed registration), subject to the following: (a) the Company will not be required to file a registration statement at any time it is prohibited under the underwriting agreement associated with the Company’s first registration statement (other than a Form S-8 registration statement) for a public offering of the Company’s securities, and (b) this Section 12 shall expire upon the effective date of the first registration statement filed under this Section 12 (and/or Section 12 of other Offering Notes). “Registrable Securities” means (i) the “Conversion Shares” under each of the Offering Notes, and (ii) any of the Company’s shares of stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Conversion Shares under each of the Offering Notes; provided, however, that Registrable Securities will not include any shares of common stock or other securities which have previously been registered under the 1933 Act, which have been sold to the public either pursuant to a registration statement or Rule 144 or which may be resold under Rule 144 without any volume or manner of sale restrictions.

[intentionally left blank; signature page follows]

6

IN WITNESS WHEREOF, the Company has caused this Eight Percent (8%) Convertible Note to be duly executed by an officer thereunto duly authorized.

Dated as of the Issue Date	ProLung, Inc.

	By	/s/ Steven C. Eror
Steven C. Eror
President and Chief Executive Officer

7

EXHIBIT A

TO

EIGHT PERCENT (8%) CONVERTIBLE NOTE

NOTICE OF CONVERSION

(To Be Executed by the Registered Holder in Order to Convert the Note)

The Undersigned hereby irrevocably elects to convert all of the Eight Percent (8%) Convertible Note, No. ____________, into shares of common stock of ProLung, Inc. (the “Company”), according to the terms and conditions set forth in the Note, as of the date written below. If securities are to be issued to a person other than the Undersigned, the Undersigned agrees to pay all applicable transfer taxes with respect thereto.

The Undersigned represents that it, as of this date, is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

The Undersigned also represents that the Conversion Shares are being acquired for the Holder’s own account and not as a nominee for any other party. The Undersigned represents and warrants that all offers and sales by the Undersigned of the Conversion Shares shall be made pursuant to either an effective registration statement or an exemption from registration under the 1933 Act.

Conversion Date*:

Holder (Print True Legal Name):

(Signature of Duly Authorized Representative of Holder)

Address of Holder:

* This Notice of Conversion (whether by facsimile or otherwise as permitted in the Note) must be received by the Company by the first business day following the Conversion Date and at least thirty (30) days prior to the Maturity Date of the Note.

8